MARCH 1, 2023
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND SUMMARY PROSPECTUS
DATED APRIL 29, 2022
HARTFORD HLS FUNDS PROSPECTUS
DATED APRIL 29, 2022, AS SUPPLEMENTED THROUGH SEPTEMBER 15, 2022
This Supplement contains new and additional information regarding Hartford International Opportunities HLS Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Nicolas M. Choumenkovitch announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager to Hartford International Opportunities HLS Fund. Accordingly, under the heading “Management” in the above referenced Summary Prospectus and the heading “Hartford International Opportunities HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Nicolas M. Choumenkovitch*	Senior Managing Director and Equity Portfolio Manager	2000
Tara C. Stilwell, CFA	Senior Managing Director and Equity Portfolio Manager	2008
*
Nicolas M. Choumenkovitch announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Choumenkovitch’s portfolio management responsibilities will transition to Tara C. Stilwell, CFA in the months leading up to his departure.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7613
March 2023